                                                                       Exhibit 4

                             Joint Filing Agreement

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined the statement on Schedule 13D described below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of WellCare Health Plans, Inc. and (ii) agree that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

                                        TOWERBROOK INVESTORS L.P.
                                        By:  TCP General Partner L.P.
                                        Its: General Partner
                                        By:  TowerBrook Capital Partners LLC
                                        Its: General Partner
                                        By:  Neal Moszkowski and Ramez Sousou
                                        Its: Members

                                        By: /s/ Neal Moszkowski*
                                            ------------------------------------
                                        Name:  Neal Moszkowski
                                        Title: Member

                                        By: /s/ Ramez Sousou*
                                            ------------------------------------
                                        Name:  Ramez Sousou
                                        Title: Member

                                        TCP GENERAL PARTNER L.P.
                                        By:  TowerBrook Capital Partners LLC
                                        Its: General Partner
                                        By:  Neal Moszkowski and Ramez Sousou
                                        Its: Members

                                        By: /s/ Neal Moszkowski*
                                            ------------------------------------
                                        Name:  Neal Moszkowski
                                        Title: Member

                                        By: /s/ Ramez Sousou*
                                            ------------------------------------
                                        Name:  Ramez Sousou
                                        Title: Member
* By: /s/ Jennifer Glassman
     -----------------------
As attorney-in-fact

                                        TOWERBROOK CAPITAL PARTNERS LLC
                                        By:  Neal Moszkowski and Ramez Sousou
                                        Its:  Members

                                        By: /s/ Neal Moszkowski*
                                            ------------------------------------
                                        Name:  Neal Moszkowski
                                        Title: Member

                                        By: /s/ Ramez Sousou*
                                            ------------------------------------
                                        Name:  Ramez Sousou
                                        Title: Member

                                        /s/ Neal Moszkowski*
                                        ----------------------------------------
                                        Neal Moszkowski

                                        /s/ Ramez Sousou*
                                        ----------------------------------------
                                        Ramez Sousou

* By: /s/ Jennifer Glassman
     -----------------------
 As attorney-in-fact

Date: April 25, 2005